UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 20, 2005

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2.02    Results of Operations and Financial Conditions

On April 20, 2005, Fentura Financial, Inc. issued a press release announcing results for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01    Financial Statements and Exhibits

      (c)    Exhibit

                99.1   Press Release Dated April 20, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2005	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Ronald L. Justice Ronald L. Justice Senior Vice President for Corporate Governance and Investor Relations

EXHIBIT INDEX

      99.1    Press Release Dated April 20, 2005

EXHIBIT 99.1

FENTURA FINANCIAL, INC.
P.O. BOX 725
FENTON, MI 48430-0725

Contact:	Ronald L. Justice Fentura Financial, Inc. (810) 714-3902 April 20, 2005

For Immediate Release

FENTURA FINANCIAL, INC. ANNOUNCES FIRST QUARTER EARNINGS

        Fentura Financial, Inc. achieved net income of $1,152,000 or $0.61 per diluted share for the three months ended March 31, 2005, an increase of 40% over the $822,000 or $0.44 per share reported for the same quarter of 2004. The 2005 results include the impact of the West Michigan Community Bank acquisition which was completed March 15, 2004. According to CEO Donald L. Grill, “The results for the quarter reflect continued substantial growth in core markets, improvement in the net interest margin and the performance improvement and positive impact of the acquisition of West Michigan Community Bank”.

        Net interest income increased $1,825,000 from $3,564,000 in 2004 to $5,389,000 in 2005. The 51% increase in net interest income was driven by a 4.26% net interest margin for 2005, a substantial improvement over the 3.62% margin reported for the first quarter of 2004. An 11.7% growth rate in net loans reduced the reliance on the investment portfolio and enhanced interest income. The external interest rate environment also contributed to the year-to-year net interest income and margin improvement.

        Non interest income declined slightly from $1,611,000 in 2004 to $1,587,000 in 2005. A security portfolio loss to fund an investment in higher yielding securities and reduced fee income from deposit accounts offset substantial increases in trust income and the gain on sale of mortgage loans. A $494,000 increase in non interest expense was principally a result of the full quarter impact of West Michigan Community Bank expenses, and the costs associated with opening three new banking offices during the second half of 2004.

        Total assets increased 5.7% from $555,491,000 to $589,116,000 driven principally by an 11.9% increase in total loans and a substantial 16.7% increase in commercial loans. Total stockholder’s equity increased $1,580,000 from $41,607,000 to $43,187,000.

        Fentura Financial, Inc. is a bank holding company headquartered in Fenton, Michigan. Subsidiary banks include The State Bank headquartered in Fenton with offices serving Fenton, Linden, Holly, Grand Blanc, and Brighton; Davison State Bank headquartered in Davison, Michigan with offices serving Davison and Goodrich; and West Michigan Community Bank headquartered in Hudsonville, Michigan with offices serving Hudsonville, Holland, Jenison, and Grandville. Fentura Financial, Inc. shares are traded over the counter under the FETM trading symbol.

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CAUTIONARY STATEMENT: This press release contains certain forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning future growth in earning assets and net income. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.